                                                                    EXHIBIT 99.1

                            GULFMARK RETAINED ASSETS
                                 BALANCE SHEETS
                                  (UNAUDITED)

                                                                                     March 31,            December 31,
                                                                                        1997                  1996
                                                                                   -------------          -------------
                                                                                            (in thousands)
                         ASSETS

CURRENT ASSETS:
      Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $           8          $         356
      Accounts receivable
         Trade  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  421                    802
         Unbilled receivables on jobs in progress . . . . . . . . . . . . .                  136                     31
         Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   --                     24
      Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  185                    157
      Prepaids  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   --                    124
                                                                                   -------------          -------------
                                                                                             750                  1,494
Investment in EVI, Inc., including unrealized                                      -------------          -------------
      gain of $82,732,000 and $51,483,000, respectively . . . . . . . . . .              102,288                 71,040

Property and equipment, at cost:
         Transportation equipment . . . . . . . . . . . . . . . . . . . . .                  279                    279
         Construction equipment . . . . . . . . . . . . . . . . . . . . . .                  129                    129
         Office equipment . . . . . . . . . . . . . . . . . . . . . . . . .                   71                     71
         Furniture, fixtures and other  . . . . . . . . . . . . . . . . . .                   68                     68
                                                                                   -------------          -------------
                                                                                             547                    547
Less - accumulated depreciation . . . . . . . . . . . . . . . . . . . . . .                 (318)                  (287)
                                                                                   -------------          -------------
         Net property and equipment . . . . . . . . . . . . . . . . . . . .                  229                    260

Other assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                109                    422
                                                                                   -------------          -------------
                                                                                   $     103,376          $      73,216
                                                                                   =============          =============
         LIABILITIES AND ADVANCES AND EQUITY

Trade accounts payable  . . . . . . . . . . . . . . . . . . . . . . . . . .        $         152          $         414
Accrued payroll and related expenses  . . . . . . . . . . . . . . . . . . .                  160                    560
Accrued warranty expenses . . . . . . . . . . . . . . . . . . . . . . . . .                    -                    354
Other accrued liabilities . . . . . . . . . . . . . . . . . . . . . . . . .                  286                    426
                                                                                   -------------          -------------
                                                                                             598                  1,754
                                                                                   -------------          -------------

Deferred income taxes and other   . . . . . . . . . . . . . . . . . . . . .               33,294                 22,646

Commitments and contingencies

Advances and retained earnings  . . . . . . . . . . . . . . . . . . . . . .               15,967                 15,923
Cumulative translation adjustment related to EVI, Inc. investment . . . . .              (1,086)                (1,086)
Unrealized gain on EVI, Inc. investment   . . . . . . . . . . . . . . . . .               54,603                 33,979
                                                                                   -------------          -------------
                                                                                   =============          =============

   The accompanying notes are an integral part of these financial statements.

                            GULFMARK RETAINED ASSETS
                              STATEMENTS OF INCOME
                                  (UNAUDITED)

                                                                                   Three Months
                                                                                  Ended March 31,
                                                                             -----------------------
                                                                               1997          1996
                                                                             ----------   ----------
                                                                              (in thousands, except
                                                                                per share amounts)
Contract revenues . . . . . . . . . . . . . . . . . . . . . . .              $      818   $     538
                                                                             ----------   ---------
Contract costs  . . . . . . . . . . . . . . . . . . . . . . . .                     678         440
Selling, general and administrative . . . . . . . . . . . . . .                     688         346
                                                                             ----------   ---------
Income before income taxes  . . . . . . . . . . . . . . . . . .                    (548)       (248)

Provision (benefit) for income taxes  . . . . . . . . . . . . .                     100        (84)
                                                                             ----------   ---------
Net income  . . . . . . . . . . . . . . . . . . . . . . . . . .              $     (648)   $   (164)
                                                                             ==========   =========

Earnings per share  . . . . . . . . . . . . . . . . . . . . . .              $    (0.10)   $  (0.02)
                                                                            ===========   =========
Weighted average shares outstanding . . . . . . . . . . . . . .                   6,680       6,672
                                                                            ===========   =========




     The accompanying notes are an integral part of these financial statements.

                            GULFMARK RETAINED ASSETS
                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                                                 Three Months
                                                                                Ended March 31,
                                                                         ---------------------------------
                                                                             1997                  1996
                                                                         -----------            ----------
                                                                                   (in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss .. . . . . . . . . . . . . . . . . . . . . . . .             $     (648)            $     (164)
   Adjustments to reconcile net loss to net cash
     used by operations:
     Depreciation and amortization . . . . . . . . . . . . .                     31                     27
     Deferred income tax provision . . . . . . . . . . . . .                     29                    (96)
     Change in operating assets and liabilities:
       Accounts receivable . . . . . . . . . . . . . . . . .                    300                    672
       Inventory, prepaids and other . . . . . . . . . . . .                    409                    (28)
       Accounts payable  . . . . . . . . . . . . . . . . . .                   (262)                  (688)
       Accrued payroll and related expenses  . . . . . . . .                   (400)                  (375)
     Other accrued liabilities . . . . . . . . . . . . . . .                   (140)                     -
     Other, net  . . . . . . . . . . . . . . . . . . . . . .                     (5)                   (58)
                                                                         ----------             ----------
       Net cash used by continuing operations  . . . . . . .                   (686)                  (710)
                                                                         ----------             ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Additions to property and equipment . . . . . . . . . . .                      -                    (14)
                                                                         ----------             ----------
       Net cash used in investing activities . . . . . . . .                      -                    (14)
                                                                         ----------             ----------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from debt, net of direct financing costs . . . .                      -                     24
   Net change in cash advances . . . . . . . . . . . . . . .                    338                    721
                                                                         ----------             ----------
       Net cash  provided by financing activities  . . . . .                    338                    745
                                                                         ----------             ----------
NET INCREASE (DECREASE) IN CASH . . . . . . . . . . . . . . . .                (348)                    21
CASH AT BEGINNING OF PERIOD . . . . . . . . . . . . . . . . . .                 356                     27
                                                                         ----------             ----------
CASH AT END OF PERIOD . . . . . . . . . . . . . . . . . . . . .          $        8             $       48
                                                                         ==========             ==========





The accompanying notes are an integral part of these financial statements.

                            GULFMARK RETAINED ASSETS


                    CONDENSED NOTES TO FINANCIAL STATEMENTS

                                  (Unaudited)



1. BACKGROUND AND ORGANIZATION:

On April 30, 1997, the stockholders of GulfMark International, Inc. (the Predecessor), approved a transaction to transfer the assets, liabilities and operations of its offshore marine services business (the Marine Business) to GulfMark Offshore, Inc. (New GulfMark), a new wholly owned subsidiary of the Predecessor. Immediately after the transfer of the Marine Business, the Predecessor spun off New GulfMark by distributing all the common stock of New GulfMark to the Predecessor's stockholders (the Distribution). Following the Distribution, on May 1, 1997, a subsidiary of EVI, Inc. (formerly Energy Ventures, Inc.) (EVI), was merged (the Merger) into the Predecessor, which then consisted solely of the Predecessor's remaining active business, the erosion control business (Ercon), as well as the Predecessor's investment in approximately 4.4 million shares of EVI common stock. The Predecessor survived the Merger as a subsidiary of EVI. The surviving entity is referred to herein as GulfMark Retained Assets.

The accompanying financial statements include the accounts of GulfMark Retained Assets, as described in the preceding paragraph.

EVI, Inc. effected a two-for-one stock split of EVI's common stock on May 12, 1997. As a result of the stock split, all EVI stock data contained herein has been restated to reflect the effect of the two-for-one stock split.

Ercon offers a variety of turnkey erosion control products and services to assist customers to control soil erosion and prevent damage or destruction, by rivers, streams and bayous, of various types of assets, including highways, bridges, pipelines, buildings and railroads. EVI is a publicly traded international oil field equipment and service company which manufactures artificial lift and completion systems, drill pipe and premium tubulars.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from these estimates.

Construction Contracts

GulfMark Retained Assets reports income from construction contracts using the percentage-of-completion method of accounting. The percentage of completion on a given contract is determined considering the relationship of total cost incurred to date to total estimated contract cost. Total revenues from claims for additional compensation are recorded only if the scope and amount of the claim have been agreed to by the customer (or the claim is specifically provided for in the contract terms) and the amount of the claim can be reliably estimated. On contracts where an ultimate loss is anticipated upon completion, the full amount of the estimated loss is accrued when known.

Although the duration of construction contracts may exceed one year, GulfMark Retained Assets generally invoices and collects for work performed on a monthly basis. Accordingly, GulfMark Retained Assets' operating cycle has been defined as one year for purposes of classifying amounts on its balance sheet as current or noncurrent.

Unbilled receivables on construction jobs in progress represent revenues recognized in excess of amounts billed. Generally, unbilled work is billable within 30 days.

Income Taxes

GulfMark Retained Assets accounts for income taxes in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes," which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statement carrying amounts and tax bases of assets and liabilities using enacted tax rates and laws in effect in the years in which the differences are expected to reverse. SFAS No. 109 also requires that the likelihood and amount of future taxable income be included in the criteria used to determine the timing and amount of tax benefits recognized for net operating losses and tax credit carryforwards in the financial statements.

GulfMark Retained Assets has been included in consolidated federal income tax returns filed by the Predecessor. However, the tax expense reflected in the Statements of Income and the tax liabilities reflected in the Balance Sheets have been prepared on a separate return basis as though GulfMark Retained Assets had filed stand-alone income tax returns, except for the utilization of net operating loss (NOL) carryforward benefits, which have been allocated by the Predecessor to GulfMark Retained Assets based on GulfMark Retained Assets' pro-rata share of the Predecessor's actual pre-tax financial statement earnings for each year.

Cumulative Translation Adjustment

GulfMark Retained Assets recorded its portion of EVI's cumulative translation adjustment as a component of advances and equity during the periods which GulfMark Retained Assets accounted for its investment in EVI on the equity method.

Inventory

Inventory is stated at the lower of cost (moving-average) or market. Inventory consists primarily of Palisade Erconet panels whose open weave of synthetics controls water flow, Ercomat double-layered and cabled grout injectable fabric for contoured bank armoring, and Ercorap bags of hydratable grout for more vertical bank armoring.

Property and Equipment

Property and equipment is recorded at cost and depreciated over estimated service lives. Depreciation is computed primarily using the straight-line method. Estimated lives for major classes of property and equipment are as follows:

       Transportation equipment                                 3 to 4 years
       Construction equipment                                   4 to 6 years
       Office equipment, furniture, fixtures and other          4 to 7 years

Expenditures for maintenance and repairs are charged currently to expense; renewals and betterments are capitalized. Asset costs and accumulated depreciation for property retired or otherwise disposed of are removed from the accounts, with any gain or loss included in the results of operations.

3. INVESTMENT IN EVI, INC:

At December 31, 1996, the Predecessor owned 4,471,144 shares of stock of EVI. On July 26, 1996, the Predecessor sold 600,000 shares of its 5,071,144 shares holding in EVI in conjunction with a public offering by EVI of 6,900,000 newly issued shares. As a result, the Predecessor received net proceeds of approximately $8.9 million, resulting in an after-tax gain of approximately $4.1 million. As a result of this sale and offering, the Predecessor's ownership interest in EVI decreased to approximately 9.7 percent.

The shares of EVI owned by the Predecessor were held for investment purposes. Because of, among other things, the Predecessor's ownership interest in EVI, as well as the two common directors between the two companies, the Predecessor may be considered an "affiliate" of EVI under federal securities rules and regulations. As such, these EVI shares may not have been able to be sold by the Predecessor absent registering such shares under the Securities Act of 1933 or an exemption therefrom.

Prior to June 30, 1995, the Predecessor accounted for EVI on the equity method; however, the reduction in the Predecessor's ownership interest on June 30, 1995, required a change from the equity method to the cost method and the application of certain requirements of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." Under the cost method, the Predecessor no longer records its proportionate share of EVI's earnings as was done prior to June 30, 1995, under the equity method.

In addition, under SFAS No. 115, "...the portion of the security that can reasonably be expected to qualify for sale within one year..." must be reported at its "fair value." If the Predecessor was considered an "affiliate" under the federal securities rules and regulations, approximately 3,129,200 shares as of March 31, 1997, represents the number of shares which could have been sold by the Predecessor without registration pursuant to Rule 144 promulgated under the Securities Act of 1933. Accordingly, GulfMark Retained Assets has reflected in the accompanying balance sheet approximately 3,129,200 shares of EVI holdings at the closing price quoted on the New York Stock Exchange as of March 31, 1997. The related unrealized gain on those shares is reflected as a separate component of advances and equity, net of the related deferred taxes. The remaining 1,341,944 shares are carried at historical cost.

The following represents unaudited summarized income statements for EVI. For more information regarding EVI's financial condition and operations, reference is made to EVI's March 31, 1997, Form 10-Q filed with the Securities and Exchange Commission.

                          Summarized Income Statements

                                  (Unaudited)

                                                                                        Three Months Ended
                                                                                           March 31
                                                                                     ------------------------
                                                                                       1997          1996
                                                                                     -----------   ----------
                                                                                          (In Thousands)
            Revenues                                                                 $  164,640    $ 90,326
            Expenses                                                                   (142,045)    (82,149)
            Other expenses, net                                                            (355)     (3,953)
                                                                                     ----------    --------
            Income before taxes                                                          22,240       4,224

            Tax provision                                                                 7,895       1,477
                                                                                     ----------    --------
            Income from continuing operations                                            14,345       2,747
            Discontinued operations, net of taxes                                        -            1,600
                                                                                     ----------    --------
            Net income                                                               $   14,345    $  4,347
                                                                                     ==========    ========